UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2024

Santander Holdings USA, Inc.

(Exact name of registrant as specified in its charter)

Virginia	1-16581	23-2453088
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 State Street, Boston, Massachusetts	02109
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 493-8219

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 8.01	Other Events

On September 6, 2024, Santander Holdings USA, Inc. (the “Company”) completed the public offer and sale of $1,000,000,000 aggregate principal amount of its 5.353% Fixed-to-Floating Rate Senior Notes due 2030 (the “Notes”). The Notes were issued pursuant to a Senior Debt Indenture, dated as of April 19, 2011 (the “Senior Debt Indenture”), between the Company and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), as amended by an Eighth Supplemental Indenture, dated as of March 1, 2017 (the “Eighth Supplemental Indenture”), between the Company and the Trustee and as supplemented by a Thirty-Fifth Supplemental Indenture, dated as of September 6, 2024 (the “Thirty-Fifth Supplemental Indenture”), between the Company and the Trustee. The Notes were sold pursuant to an underwriting agreement, dated as of September 3, 2024 (the “Underwriting Agreement”), between the Company and Santander US Capital Markets LLC, Barclays Capital Inc., BMO Capital Markets Corp., J.P. Morgan Securities LLC and RBC Capital Markets, LLC, as representatives of the several underwriters listed therein.

The Underwriting Agreement, the Senior Debt Indenture, the Eighth Supplemental Indenture, the Thirty-Fifth Supplemental Indenture and the Notes are more fully described in the prospectus supplement filed with the Securities and Exchange Commission (the “Commission”) on September 5, 2024 to the accompanying prospectus filed with the Commission on December 15, 2023 as part of the Company’s Registration Statement on Form S-3 (File No. 333-276089) (the “Registration Statement”).

The Underwriting Agreement, the Senior Debt Indenture, the Eighth Supplemental Indenture, the Thirty-Fifth Supplemental Indenture and the form of the Notes are attached to this Current Report on Form 8-K as Exhibits 1.1, 4.1, 4.2, 4.3, and 4.4, respectively, and are incorporated into this Item 8.01 by reference. The foregoing descriptions of the Underwriting Agreement, the Senior Debt Indenture, the Eighth Supplemental Indenture, the Thirty-Fifth Supplemental Indenture and the form of the Notes do not purport to be complete and are qualified in their entirety by reference to the exhibits attached hereto.

This Current Report on Form 8-K is being filed, in part, for the purpose of filing the attached documents as exhibits to the Registration Statement in connection with the issuance of the Notes, and such exhibits are hereby incorporated by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of September 3, 2024, by and between Santander Holdings USA, Inc. and Santander US Capital Markets LLC, Barclays Capital Inc., BMO Capital Markets Corp., J.P. Morgan Securities LLC and RBC Capital Markets, LLC, as representatives of the several underwriters listed therein

4.1	Senior Debt Indenture, dated as of April 19, 2011, by and between Santander Holdings USA, Inc. and Deutsche Bank Trust Company Americas, as trustee (incorporated herein by reference to Exhibit 4.1 to Santander Holdings USA, Inc.’s Current Report on Form 8-K filed on April 19, 2011)

4.2	Eighth Supplemental Indenture, dated as of March 1, 2017, by and between Santander Holdings USA, Inc. and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.2 to Santander Holdings USA, Inc.’s Current Report on Form 8-K filed on March 1, 2017)

4.3	Thirty-Fifth Supplemental Indenture, dated as of September 6, 2024, by and between Santander Holdings USA, Inc. and Deutsche Bank Trust Company Americas, as trustee

4.4	Form of 5.353% Fixed-to-Floating Rate Senior Notes due 2030 (included in Exhibit 4.3)

5.1	Opinion of Wachtell, Lipton, Rosen & Katz

5.2	Opinion of McGuireWoods LLP

23.1	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.1)

23.2	Consent of McGuireWoods LLP (included in Exhibit 5.2)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANTANDER HOLDINGS USA, INC.

Dated: September 6, 2024	By:	/s/ Gerard A. Chamberlain
	Name:	Gerard A. Chamberlain
	Title:	Senior Deputy General Counsel and Executive Vice President